Corporate Presentation September 2012 OTC/QB: TNXP

TONIX PHARMACEUTICALS CONFIDENTIAL TONIX PHARMACEUTICALS 2 Disclosures Certain statements in this presentation regarding strategic plans, expectations and objectives for future operations or results are “forward - looking statements” as defined by the Private Securities Litigation Reform Act of 1995 . These statements may be identified by the use of forward - looking words such as "anticipate," "believe," "forecast," " estimate" and "intend," among others . These forward - looking statements are based on TONIX’s current expectations and actual results could differ materially . There are a number of factors that could cause actual events to differ materially from those indicated by such forward - looking statements . These factors include, but are not limited to, substantial competition ; our ability to continue as a going concern ; our need for additional financing ; uncertainties of patent protection and litigation ; uncertainties of government or third party payer reimbursement ; limited sales and marketing efforts and dependence upon third parties ; and risks related to failure to obtain FDA clearances or approvals and noncompliance with FDA regulations . As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products . The forward - looking statements in this presentation are made as of the date of this presentation, even if subsequently made available by the Company on its website or otherwise . TONIX does not undertake an obligation to update or revise any forward - looking statement . Investors should read the risk factors set forth in the Annual Report on Form 10 - K filed with the SEC on March 30 , 2012 and future periodic reports filed with the Securities and Exchange Commission . All of the Company's forward - looking statements are expressly qualified by all such risk factors and other cautionary statements .

TONIX PHARMACEUTICALS Company Overview 3 • Developing novel drugs for chronic pain syndromes - Large and underserved indications - Unique, non - addictive treatment approach – targets sleep quality • Pivotal trial in fibromyalgia (FM) to report in 2013 - Phase 2 data demonstrated efficacy • Capital - efficient strategy mitigates risk and cost - 505(b)(2) leverages established safety database • Strong market exclusivity - Protection expected to 2033 • Experienced management and board

TONIX PHARMACEUTICALS CONFIDENTIAL TONIX PHARMACEUTICALS 4 Experienced Leadership Selected Previous Corporate Affiliations Selected Previous Product Affiliations Seth Lederman, MD CEO & Chairman • Vela • Targent • Validus • Fontus Benjamin Selzer COO • Reliant • Aton • Investment Banking (Lehman, BofA) Leland Gershell, MD, PhD CFO • Cowen • Apothecary Capital • Favus Research • Madison Williams Bruce Daugherty, PhD, MBA Senior Director of Drug Development • Merck • Roche Institute

TONIX PHARMACEUTICALS CONFIDENTIAL TONIX PHARMACEUTICALS 5 Accomplished Independent Board Selected Current & Previous Affiliations Selected Previous Product Affiliations Seth Lederman, MD Chairman • Vela • Targent • Validus/Fontus Stuart Davidson • Alkermes • Combion Patrick Grace • WR Grace • Chemed • Grace Institute Donald Landry, MD, PhD • Columbia University Chair, Dept. of Medicine • Vela Ernest Mario, PhD • Glaxo • Alza • Reliant Charles Mather • Janney Montgomery Scott • Cowen • Smith Barney John Rhodes • Booz Allen Hamilton Samuel Saks, MD • Jazz • Alza • Cougar

TONIX PHARMACEUTICALS TONIX PHARMACEUTICALS Product Pipeline 6 Product Indication Status TNX - 102 SL Fibromyalgia • C yclobenzaprine (CBP) in sublingual formulation • First pivotal t rial to begin 1Q 2013 • Topline results in 4Q 2013 PTSD • C yclobenzaprine in sublingual formulation • Proof of concept data in 2013 • Seeking U.S. Department of Defense partnership TNX - 201 Headache • Proprietary product based on grandfathered compound • Potentially shortened process for approval by the US Food and Drug Administration (FDA) TNX - 301 Alcoholism • Patents issued (US, EU) • Potential for government funding

TONIX PHARMACEUTICALS • Chronic pain syndrome - Central pain – originates in brain - Despite three FDA - approved medications, patients are dissatisfied • Complaint: “Hurt all over, can’t sleep” - No benefit from opiates or prescription sleep drugs • FDA primary endpoint is pain • Problem with sleep quality - Restorative sleep can improve pain and other symptoms • ~90% of diagnosed patients are female Fibromyalgia 7

Fibromyalgia Market Opportunity

- **~5 million U.S. patients***
- **U.S. prescription drug market in 2011 ~$1.4 billion****
  - 2007-2010 CAGR of 18.4%***
- **First approved drug for fibromyalgia in 2007**

Product	Company	Approval Year	Estimated 2011 US Sales for FM**
Lyrica®	Pfizer	2007	$450 million
Cymbalta®	Eli Lilly	2008	$560 million
Savella®	Forest	2009	$137 million

- **Market growth driven by on-label drugs replacing legacy off-label generics*****

** National Institutes of Health, U.S. Department of Health and Human Services*
*** Decision Resources Pain Management Study: Fibromyalgia, January 2012*
**** Frost & Sullivan Fibromyalgia Market Study, December 2010*

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TONIX PHARMACEUTICALS

TONIX PHARMACEUTICALS Managed Care Perspective on FM 9 • Fibromyalgia presents a significant economic burden - Studies show high cost in overall care, lost productivity, and disability • Physicians and payors are aware of high unmet need in pharmacological treatment of fibromyalgia - Patients take many products without evidence of efficacy • All FDA - approved fibromyalgia products are branded and on - patent - Reimbursed at Tier 2 and enjoy growing sales in fibromyalgia - Growth continues despite presence of legacy off - label generics in Tier 1

TONIX PHARMACEUTICALS 10 Legacy Off - Label Abandoned In Development FDA Approved Sleep • cyclobenzaprine • muscle relaxants • sodium oxybate (Xyrem®)* • sodium oxybate (Rekinla®)** • TNX - 102 SL (Phase 3 ready) Pain • gabapentin • opioids • Effirma TM (Phase 2) Mood • venlafaxine • bupropion Evolution of Fibromyalgia Market * Prescribed off - label for treatment - refractory patients, dispensing controlled by central mail - order pharmacy ** Jazz Pharmaceuticals had sought indication for refractory patients who failed other treatments; NDA withdrawn

TONIX PHARMACEUTICALS TONIX PHARMACEUTICALS Sleep Quality: Validated Target in FM 11 • TNX - 102 SL will be a first - in - class FDA - approved medication targeting sleep quality for the “management of FM” • By targeting sleep quality, Rekinla demonstrated powerful efficacy in both Phase 3 studies (p<0.001) TNX - 102 SL Pain Lyrica Sleep No approved medications Mood Cymbalta Savella Rekinla Phase 3 Ready Sublingual Cyclobenzaprine NDA Withdrawn Sodium Oxybate

TONIX PHARMACEUTICALS CONFIDENTIAL TONIX PHARMACEUTICALS Bedtime Cyclobenzaprine: FM Phase 2a – Overview • Double blind, randomized, placebo controlled • 36 fibromyalgia patients; 18 per arm - Cyclobenzaprine or placebo taken between dinner and bedtime daily • Eight - week, dose escalating study, from 1mg to 4mg - Average bedtime cyclobenzaprine dose at week eight was 3.1mg - Lowest available dose of cyclobenzaprine is 5mg • Conducted at two academic centers in Canada • Published in Journal of Rheumatology * December 2011 - Harvey Moldofsky, MD – lead investigator (University of Toronto) 12 * Moldofsky et al., J. Rheum. December 2011: http://jrheum.org/content/early/2011/08/30/jrheum.110194.full.pdf+html

TONIX PHARMACEUTICALS -35% -30% -25% -20% -15% -10% -5% 0% 5% 10% 15% Percent Change from Baseline VLDC Placebo p=0.010 p=0.039 p=0.006 p=0.012 p=0.017 Fatigue HAD HAD Depression Pain Tenderness 0% 13 Bedtime Cyclobenzaprine: FM Phase 2a – Efficacy • Change from baseline at week eight

TONIX PHARMACEUTICALS CONFIDENTIAL TONIX PHARMACEUTICALS Cyclobenzaprine: Impressive Safety, Widely Used • Not a controlled substance • N o recognized addictive potential 14 * Carette et al., Arthritis & Rheumatism January 1994 Timeframe Cyclobenzaprine History 1977 • Flexeril® (Merck) FDA approved for muscle spasm 1990’s • Extensive safety and efficacy studies 1994 • Randomized, double - blind placebo - controlled clinical trial showed short - term benefit in fibromyalgia* 2007 • High - dose, controlled - release formulations approved 2010 • >1 billion tablets prescribed annually

TONIX PHARMACEUTICALS Current Cyclobenzaprine Products Not Optimal for Fibromyalgia 15 • Loss of efficacy in fibromyalgia with chronic use - Benefit at month 1 lost by month 6* • Current formulations poorly - suited for bedtime dosing - Slow uptake via oral route - ~2 hours before cyclobenzaprine is detectable in blood - Persistence in blood stream contributes to next - morning grogginess • Despite shortcomings, legacy off - label cyclobenzaprine is widely used in the management of fibromyalgia * Carette et al., Arthritis & Rheumatism January 1994

TONIX PHARMACEUTICALS TONIX PHARMACEUTICALS TNX - 102 SL : First - in - Class Fibromyalgia Medicine • Optimized for chronic bedtime dosing - Sublingual transmucosal delivery - Designed for rapid onset and decreased next - morning hangover - Drug exposure better matched to sleeping period • Avoids ‘first - pass’ liver production of persistent metabolite - Accumulation of psychoactive metabolite believed to impair long - term efficacy • Proprietary formulation - Unique properties cannot be achieved by crushing Flexeril tablets 16

TONIX PHARMACEUTICALS TONIX PHARMACEUTICALS TNX - 102 SL: Sublingual CBP Tablet • Faster absorption • Bypasses liver “first - pass” metabolism Cyclobenzaprine p450 Metabolism To feces Liver Dose Absorption Norcyclobenzaprine Sublingual Oral Dose Swallowed Oral Dose Cyclobenzaprine p450 Metabolism Brain Portal Vein Gut Wall Hepatic Vein/Inf. Vena Cava 17 2+ Hours

TONIX PHARMACEUTICALS TONIX PHARMACEUTICALS TNX - 102 SL: Pivotal Development in FM • First Phase 3 efficacy trial to begin in 1Q 2013 - Randomized, double blind, placebo controlled, 76 patients; 8 - 10 U.S. centers - 12 - week treatment period, daily bedtime dosing - Pre - defined efficacy endpoint = pain (Visual Analog Scale) - Topline results expected by YE 2013 • Subsequent requirements for FDA approval - 24 - week placebo - controlled efficacy trial in ~300 patients - Open - label safety exposure study per International Committee on Harmonization (ICH) guidelines (≥100 patients x one year ) • “ Managed Care” study - Demonstrate clinical superiority of TNX - 102 SL over generic CBP 18

TONIX PHARMACEUTICALS TONIX PHARMACEUTICALS TNX - 102 SL: Sublingual CBP for PTSD • Patients experience disturbed sleep and widespread pain - Painkiller abuse and addiction is common • 3.5% of U.S. adult population has suffered from PTSD in past 12 months* - Experiencing any trauma can lead to PTSD • Unsatisfied market - Only Zoloft® and Paxil® have FDA approval • Phase 2 proof - of - concept study expected to be conducted in 2013 - Leverage fibromyalgia formulation and clinical work 19 * National Institutes of Mental Health & National Institutes of Health 2010

TONIX PHARMACEUTICALS CONFIDENTIAL TONIX PHARMACEUTICALS 20 Timing Milestones Related to Fibromyalgia Q4 2012 • Manufacture commercial tablets Q1 2013 • Commence first pivotal trial Q4 2013 • Topline results from first pivotal trial • Evaluate partnership opportunities Timing Milestones Related to PTSD H1 2013 • Commence proof of concept study in PTSD patients Upcoming Milestones

TONIX PHARMACEUTICALS CONFIDENTIAL TONIX PHARMACEUTICALS Intellectual Property • Pharmacokinetics (PK) - Patent filed around unique PK profile with sublingual (June 2012) • Surprising and unexpected observations • Protection expected through 2033 - Difficult patent class to circumvent • Method of Use - FM : issued patent , expiration mid - 2021 - PTSD : patent filed in 2010 • Active patenting strategy 21

TONIX PHARMACEUTICALS • Developing novel drugs for chronic pain syndromes - Large and underserved indications - Unique, non - addictive treatment approach – targets sleep quality • Pivotal trial in fibromyalgia to report in 2013 - Phase 2 data demonstrated efficacy • Capital - efficient strategy mitigates risk and cost - 505(b)(2) leverages established safety database • Strong market exclusivity - Protection expected to 2033 • Experienced management and board Investment Highlights 22

OTC/QB: TNXP